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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   MAY 9, 2005


                             ENCORE WIRE CORPORATION
                             -----------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                     0-20278                75-2274963
            ---------                    -------                ----------
 (State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)         File Number         Identification No.)


           1410 MILLWOOD ROAD
             MCKINNEY, TEXAS                                     75069
             ---------------                                     -----
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (972) 562-9473


          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================



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SECTION 8--OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

            On May 16, 2005, Encore Wire Corporation, a Delaware corporation ("Encore"), reported that its Chairman of the Board and Chief Executive Officer, Vincent A. Rego, suffered a stroke on May 9, 2005. Encore stated that its President and Chief Operating Officer, Daniel L. Jones, has assumed the additional responsibilities of Chief Executive Officer of Encore Wire on an interim basis.

            For additional information concerning the foregoing, a copy of Encore's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

            99.1 May 16, 2005 press release by Encore Wire Corporation regarding Vincent A. Rego.



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SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ENCORE WIRE CORPORATION


Date: May 16, 2005                        By: /s/ Norman R. Medlen
                                             -----------------------------------
                                             Norman R. Medlen, Vice President -
                                             Controller and Assistant Secretary




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                                INDEX TO EXHIBITS


Item             Exhibit
----             -------
99.1             May 16, 2005 press release by Encore Wire Corporation regarding
                 Vincent A. Rego.